MANAGEMENT DISCUSSION AND ANALYSIS

Federated Intermediate Municipal Trust

Annual Report for Fiscal Year Ended May 31, 1999

MARKET OVERVIEW

WHAT IS YOUR ANALYSIS OF THE MUNICIPAL MARKET OVER THE 12-MONTH REPORTING
PERIOD?

Demand for municipal bonds was impacted by "rate shock" from individual investors which occurred when long term yields on municipal bonds were at or below the 5.00% threshold. Institutional demand, which includes arbitrageurs, property and casualty insurers and corporations, was relatively mixed with some institutions actually being net sellers over the reporting period. Municipal bond insurance continued to be a significant influence on the market. The prevalence of bond insurance combined with a low nominal interest rate environment allowed credit spreads to remain historically tight. However, particular credit concerns have developed within specific sectors of the municipal market. The hospital sector revealed specific vulnerability as a result of the Medicare reimbursement reductions included in the last federal budget reconciliation bill. The electric utility and public power sectors were also vulnerable to credit deterioration as a result of the continuing effects of deregulation.

FEDERAL INTERMEDIATE MUNICIPAL TRUST IS A HIGH QUALITY MUNICIPAL BOND FUND THAT HAD A WEIGHTED AVERAGE QUALITY OF AA AT THE END OF THE REPORTING PERIOD. WHAT ROLE DOES CREDIT ANALYSIS PLAY IN MANAGING THE FUND?

The fund uses a very credit intensive approach to select securities. We have pulled together a team of experienced analysts who perform extensive research on every issue. The analysts who work on this fund have an average of 13 years of analytical experience. Each analyst also has relevant work experience in some of the sectors that they follow. Each issue is independently reviewed by our analysts regardless of whether or not it has received a rating from one of the rating agencies. This review involves discussions with the issuer, borrower, investment bankers, and other involved parties. When appropriate, the analyst makes an on-site visit. After the research is complete, the analyst's recommendation is reviewed by our credit committee, which consists of senior department personnel, including portfolio managers and other analysts. If the committee agrees that the security meets our standards, we buy it. After we purchase an issue, we continue to follow it. In addition to following broad sector trends, the credit staff reviews all of our securities on at least an annual basis; many are reviewed more frequently - quarterly or even monthly. When we see signs of changing situations, we alter our holdings accordingly.

FUND STRATEGY

The fund's goal is to provide a high level of tax-free income to our shareholders, while also complying with the credit quality, duration management and diversification policies which are in place. As interest rates rose over the reporting period we took the opportunity to both generate tax loss carry forwards and "coupon-up" within the fund's holdings of municipal bonds. Tax loss carry forwards can be used to offset any capital gains which are realized in the future and can be used to minimize or eliminate any distribution of capital gains to shareholders. Couponing- up is the process of improving the book yield on the fund's holdings which allows us to maintain or improve the dividend stream that is passed on to the shareholders.

FUND PERFORMANCE

For the 12-month reporting period ended May 31, 1999, the fund produced a total return of 3.59%. The 30-day current net yield on May 31, 1999 was 4.08%. 1

MARKET OUTLOOK

AS WE ENTER 1999, WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

The municipal bond market is undergoing some fundamental changes which are being driven by new technology. The municipal bond markets use of these new technologies will lead to better dissemination of information and potentially greater market efficiency. These changes include technology based initiatives such as competitive bidding for municipal bond issues over the Internet and eventually, Internet trading of municipal bonds.

Looking forward, the volume of municipal issuance in 1999 is expected to be around $230 billion with a potential increase in refunding volume in what may be a lower interest rate environment. Municipal bond insurance may become less prevalent as bond insurers pull away from certain sectors of the market and toughen underwriting standards, especially for hospitals. The prevalence of more uninsured municipal bonds in the market place may contribute to additional credit spread widening in the coming few months.

Year 2000 (Y2K) spending by municipal governments is a potential credit factor which must be taken into consideration as far as both the cost and the effectiveness of their Y2K preparedness. However, the market does not expect any material interruptions in the supply of necessary municipal services. Still, there remains the potential for some state functions to suffer temporary disruptions.

1 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

LAST MEETING OF SHAREHOLDERS

A Special Meeting of Trust shareholders was held on March 23, 1999. As of January 22, 1999, the record date for shareholder voting at the meeting, there were 22,262,612 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

To elect Trustees. 1




                                                 WITHHELD
                                                 AUTHORITY
                                    FOR          TO VOTE
Thomas G. Bigley                    15,044,931    677,893
John T. Conroy, Jr.                 15,051,930    670,894
John F. Cunningham                  15,051,930    670,894
Peter E. Madden                     15,051,930    670,894
Charles F. Mansfield, Jr.           15,051,930    670,894
John E. Murray, Jr., J.D., S.J.D.   15,051,930    670,894
John S. Walsh                       15,051,930    670,894


1 The following Trustees continued their terms as Trustees of the Trust:
John F. Donahue, Lawrence D. Ellis, M.D., Marjorie P. Smuts.

AGENDA ITEM 2

To ratify the selection of Arthur Andersen LLP as the Trust's independent public auditors.




FOR          AGAINST   ABSTENTIONS
15,304,995   351,946   65,882


AGENDA ITEM 3

To make changes to the Fund's fundamental investment policies:

(a) To amend the Fund's fundamental investment policy on diversification of its investments.




                       BROKER
FOR          AGAINST   NON-VOTE    ABSTENTIONS
13,616,079   665,354   1,130,207   311,184


(b) To make non-fundamental, and to amend, the Fund's policy regarding acquiring securities to exercise control of an issuer.




                       BROKER
FOR          AGAINST   NON-VOTE    ABSTENTIONS
13,522,467   703,081   1,130,207   367,069


(c) To make non-fundamental, and to amend, the Fund's policy to permit the Fund to invest in the securities of other investment companies.




                       BROKER
FOR          AGAINST   NON-VOTE    ABSTENTIONS
13,689,765   707,398   1,130,207   195,454


(d) To amend the Fund's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding.




                       BROKER
FOR          AGAINST   NON-VOTE    ABSTENTIONS
13,311,564   839,380   1,130,207   411,673


AGENDA ITEM 4

To eliminate certain fundamental investment policies:

(a) To remove the Fund's investment policy on investing in new issuers.




                       BROKER
FOR          AGAINST   NON-VOTE    ABSTENTIONS
13,504,376   717,675   1,130,206   370,567


(b) To remove the Fund's investment policy regarding concentration.




                       BROKER
FOR          AGAINST   NON-VOTE    ABSTENTIONS
13,424,550   750,409   1,130,207   417,658


(c) To remove the Fund's investment policy on investing in oil, gas, and minerals.




                       BROKER
FOR          AGAINST   NON-VOTE    ABSTENTIONS
13,419,998   800,304   1,130,207   372,315


AGENDA ITEM 5

To approve an amendment and restatement to the Trust's Declaration of Trust to permit the board of Trustees to liquidate assets of the Trust without shareholder approval.




                       BROKER
FOR          AGAINST   NON-VOTE    ABSTENTIONS
13,530,769   683,176   1,130,208   378,671


INSTITUTIONAL SHARES

GROWTH OF $25,000 INVESTED IN FEDERATED INTERMEDIATE MUNICIPAL TRUST

[Graphic]





AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED MAY 31, 1999
1 Year       3.59%
5 Years      5.22%
10 Years     6.29%


The graph above illustrates the hypothetical investment of $25,000 1 in the Federated Intermediate Municipal Trust (the "Fund") from May 31, 1989 to May 31, 1999, compared to the Lehman Brothers 7-Year General Obligation Municipal Bond Index ("LB7YRGOMBI")2 and the Lipper Intermediate Municipal
Debt Funds Average ("LIMDFA").3

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

This report must be preceded or accompanied by the Fund's prospectus dated July 31, 1999, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 Represents a hypothetical investment of $25,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB7YRGOMBI and LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LB7YRGOMBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LIMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses and other fees that the SEC requires to be reflected in a fund's performance.

 [Graphic]
 Federated
 Federated Intermediate Municipal Trust
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM
 Federated Securities Corp., Distributor

Cusip 458810108

G00289-01 (7/99)

 [Graphic]


                          INTERMEDIATE MUNICIPAL TRUST



The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Shares of Federated Intermediate Municipal Trust (the "Fund") are represented by a solid line. The Lipper Intermediate Municipal Debt Funds Average ("LIMDFA") is represented by a broken line and the Lehman Brothers 7 Year General Obligations Municipal Bond Index ("LB7YRGOMBI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Shares of the Fund, the LIMDFA and the LB7YRGOMBI. The "x" axis reflects computation periods from 5/31/1989 to 5/31/1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Shares as compared to the LIMDFA and the LB7YRGOMBI. The ending values were $46,014, $47,216, and $50,214, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Shares Average Annual Total Return for the one-year, five-year and ten-year periods ended 5/31/1999. The total returns were 3.59%, 5.22%, and 6.29%, respectively.